UNDERWRITING AGREEMENT


                                     BETWEEN


                              AUGMENT SYSTEMS, INC.



                                       AND


                              GKN SECURITIES CORP.



                                       AND


                             LAIDLAW EQUITIES, INC.






                            DATED: ________ __, 1997





3/19/97  4:15 pm





                                TABLE OF CONTENTS


                                                                                                               Page

INDEX OF DEFINITIONS..............................................................................................v

1.       Purchase and Sale of Securities..........................................................................1
         1.1      Firm Securities.................................................................................1
                  1.1.1    Purchase of Firm Securities............................................................1
                  1.1.2    Payment and Delivery...................................................................1
         1.2      Over-Allotment Option...........................................................................2
                  1.2.1    Option Securities......................................................................2
                  1.2.2    Exercise of Option.....................................................................2
                  1.2.3    Payment and Delivery...................................................................2
         1.3      Underwriters' Purchase Option...................................................................3
                  1.3.1    Purchase Option........................................................................3
                  1.3.2    Payment and Delivery...................................................................3

2.       Representations and Warranties of the Company............................................................3
         2.1      Filing of Registration Statement................................................................3
                  2.1.1    Pursuant to the Act....................................................................3
                  2.1.2    Pursuant to the Exchange Act...........................................................3
         2.2      No Stop Orders, Etc.............................................................................4
         2.3      Disclosures in Registration Statement...........................................................4
                  2.3.1    Securities Act and Exchange Act Representation.........................................4
                  2.3.2    Disclosure of Contracts................................................................4
                  2.3.3    Prior Securities Transactions..........................................................5
         2.4      Changes After Dates in Registration Statement...................................................5
                  2.4.1    No Material Adverse Change.............................................................5
                  2.4.2    Recent Securities Transactions, Etc....................................................5
         2.5      Independent Accountants.........................................................................5
         2.6      Financial Statements............................................................................5
         2.7      Authorized Capital; Options; Etc................................................................6
         2.8      Valid Issuance of Securities; Etc...............................................................6
                  2.8.1    Outstanding Securities.................................................................6
                  2.8.2    Securities Sold Pursuant to this Agreement.............................................6
         2.9      Registration Rights of Third Parties............................................................7
         2.10     Validity and Binding Effect of Agreements.......................................................7
         2.11     No Conflicts, Etc...............................................................................7
         2.12     No Defaults; Violations.........................................................................7
         2.13     Corporate Power; Licenses; Consents.............................................................8
                  2.13.1   Conduct of Business....................................................................8
                  2.13.2   Transactions Contemplated Herein.......................................................8
         2.14     Title to Property; Insurance....................................................................8
         2.15     Litigation; Governmental Proceedings............................................................8
         2.16     Good Standing...................................................................................8
         2.17     Taxes...........................................................................................9



                                                       i




                                                                                                               Page

         2.18     Employees' Options..............................................................................9
         2.19     Transactions Affecting Disclosure to NASD.......................................................9
                  2.19.1   Finder's Fees..........................................................................9
                  2.19.2   Payments Within Twelve Months..........................................................9
                  2.19.3   Use of Proceeds........................................................................9
                  2.19.4   Insiders' NASD Affiliation.............................................................9
         2.20     Foreign Corrupt Practices Act..................................................................10
         2.21     Nasdaq Eligibility.............................................................................10
         2.22     Intangibles....................................................................................10
         2.23     Relations With Employees.......................................................................10
                  2.23.1   Employee Matters......................................................................10
                  2.23.2   Employee Benefit Plans................................................................11
         2.24     Officers' Certificate..........................................................................11
         2.25     Warrant Agreement..............................................................................11
         2.26     Agreements With Insiders.......................................................................11
                  2.26.1   Lock-Up Agreements....................................................................11
                  2.26.2   Right of First Refusal and Rule 144 Sales.............................................11
         2.27     Subsidiaries...................................................................................11
         2.28     Unaudited Financials...........................................................................12

3.       Covenants of the Company................................................................................12
         3.1      Amendments to Registration Statement...........................................................12
         3.2      Federal Securities Laws........................................................................12
                  3.2.1    Compliance............................................................................12
                  3.2.2    Filing of Final Prospectus............................................................12
                  3.2.3    Exchange Act Registration.............................................................12
         3.3      Blue Sky Filing................................................................................12
         3.4      Delivery to the Underwriters of Prospectuses...................................................13
         3.5      Events Requiring Notice to the Underwriters....................................................13
         3.6      Review of Financial Statements.................................................................13
         3.7      Reserved.......................................................................................13
         3.8      Secondary Market Trading and Standard & Poor's.................................................13
         3.9      Nasdaq Maintenance.............................................................................14
         3.10     Warrant Solicitation and Registration of Common Stock Underlying the
                  Warrants.......................................................................................14
                  3.10.1   Warrant Solicitation and Warrant Solicitation Fees....................................14
                  3.10.2   Registration of Common Stock..........................................................14
         3.11     Reserved.......................................................................................14
         3.12     Reports to the Underwriters....................................................................14
                  3.12.1   Periodic Reports, Etc.................................................................14
                  3.12.2   Transfer Sheets and Weekly Position Listings..........................................15
                  3.12.3   Secondary Market Trading Memorandum...................................................15
         3.13     Underwriters' Purchase Option..................................................................15
         3.14     Disqualification of Form SB-2..................................................................15
         3.15     Payment of Expenses............................................................................15
                  3.15.1   General Expenses......................................................................15
                  3.15.2   Non-Accountable Expenses..............................................................16

                                                       ii




                                                                                                               Page

         3.16     Application of Net Proceeds....................................................................16
         3.17     Delivery of Earnings Statements to Security Holders............................................16
         3.18     Key Person Life Insurance......................................................................17
         3.19     Stabilization..................................................................................17
         3.20     Internal Controls..............................................................................17
         3.21     Accountants and Lawyers........................................................................17
         3.22     Transfer Agent.................................................................................17
         3.23     Sale of Securities.............................................................................17
         3.24     Exercise Price of Options......................................................................17

4.       Conditions of the Underwriters' Obligations.............................................................17
         4.1      Regulatory Matters.............................................................................17
                  4.1.1    Effectiveness of Registration Statement...............................................17
                  4.1.2    NASD Clearance........................................................................18
                  4.1.3    No Blue Sky Stop Orders...............................................................18
         4.2      Company Counsel Matters........................................................................18
                  4.2.1    Effective Date Opinion of Counsel.....................................................18
                  4.2.2    Closing Date and Option Closing Date
                           Opinion of Counsel....................................................................22
                  4.2.3    Reliance..............................................................................22
                  4.2.4    Secondary Market Trading Memorandum...................................................23
         4.3      Cold Comfort Letter............................................................................23
         4.4      Officers' Certificates.........................................................................24
                  4.4.1    Officers' Certificate.................................................................24
                  4.4.2    Secretary's Certificate...............................................................24
         4.5      No Material Changes............................................................................24
         4.6      Delivery of Underwriters' Purchase Option......................................................25
         4.7      Opinion of Counsel for the Underwriters........................................................25

5.       Indemnification.........................................................................................25
         5.1      Indemnification of the Underwriters............................................................25
                  5.1.1    General...............................................................................25
                  5.1.2    Procedure.............................................................................26
         5.2      Indemnification of the Company.................................................................26
         5.3      Contribution...................................................................................27
                  5.3.1    Contribution Rights...................................................................27
                  5.3.2    Contribution Procedure................................................................27

6.       Default by an Underwriter...............................................................................28

7.       Additional Covenants....................................................................................28
         7.1      Attendance at Board Meetings...................................................................28
         7.2      Right of First Refusal.........................................................................28
         7.3      Rule 144 Sales.................................................................................28
         7.4      Press Releases.................................................................................29
         7.5      Form S-8 or any Similar Form...................................................................29
         7.6      [Omitted]......................................................................................29

                                                       iii


                                                                                                               Page

         7.7      [Omitted]......................................................................................29
8.       Representations and Agreements to Survive Delivery......................................................29

9.       Effective Date of This Agreement and Termination Thereof................................................29
         9.1      Effective Date.................................................................................29
         9.2      Termination....................................................................................29
         9.3      Notice.........................................................................................30
         9.4      Expenses.......................................................................................30
         9.5      Indemnification................................................................................30

10.      Miscellaneous...........................................................................................30
         10.1     Notices........................................................................................30
         10.2     Headings.......................................................................................31
         10.3     Amendment......................................................................................31
         10.4     Entire Agreement...............................................................................31
         10.5     Binding Effect.................................................................................31
         10.6     Governing Law, Jurisdiction....................................................................31
         10.7     Execution in Counterparts......................................................................32
         10.8     Waiver, Etc....................................................................................32


                                                       iv




                                               INDEX OF DEFINITIONS


Term                                                                                                Section

Act................................................................................................. 2.1.1
BSE.................................................................................................. 2.21
Closing Date.........................................................................................1.1.2
Code................................................................................................2.23.2
Commission...........................................................................................2.1.1
Common Stock.........................................................................................1.1.1
Company.......................................................................................Introductory
                                                                                              Paragraph
Effective Date.......................................................................................1.2.2
ERISA...............................................................................................2.23.2
ERISA Plans.........................................................................................2.23.2
Exchange Act.........................................................................................2.1.2
Filing Date.........................................................................................2.19.2
Firm Securities......................................................................................1.1.1
GKN...........................................................................................Introductory
                                                                                              Paragraph
Insiders............................................................................................2.26.1
Intangibles...........................................................................................2.22
Laidlaw.......................................................................................Introductory
                                                                                              Paragraph
NASD................................................................................................2.19.1
Nasdaq................................................................................................2.21
Option Closing Date..................................................................................1.2.2
Option Securities....................................................................................1.2.1
Over-allotment Option................................................................................1.2.1
Preliminary Prospectus...............................................................................2.1.1
Principal Stockholders.................................................................................7.2
Prospectus...........................................................................................2.1.1
Public Securities....................................................................................1.2.1
Registration Statement...............................................................................2.1.1
Regulations..........................................................................................2.1.1
SAS....................................................................................................4.3
Secondary Market Trading Memorandum.................................................................3.12.3
Securities...........................................................................................1.3.1
Transfer Agent........................................................................................3.22
Unaudited Financials..................................................................................2.28
Underwriters..................................................................................Introductory
                                                                                              Paragraph
Underwriters' Purchase Option........................................................................1.3.1
Underwriters' Sec rities.............................................................................1.3.1
Underwriters' Shares.................................................................................1.3.1
Underwriters' Warrants...............................................................................1.3.1
Warrant(s)...........................................................................................1.1.1
Warrant Agreement.....................................................................................2.25

                                                       v





                              AUGMENT SYSTEMS, INC.

                        2,000,000 Shares of Common Stock
                                       and
               2,000,000 Redeemable Common Stock Purchase Warrants

                             UNDERWRITING AGREEMENT


                                                            New York, New York
                                                            _________ __, 1997


GKN Securities Corp.
61 Broadway
12th Floor
New York, New York 10006

Laidlaw Equities, Inc.
100 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

                  The undersigned, Augment Systems, Inc., a Delaware corporation ("Company"), hereby confirms its agreement with GKN Securities Corp. ("GKN") and Laidlaw Equities, Inc. ("Laidlaw" and, together with GKN, being referred to herein variously as "you" or the "Underwriters") as follows:

1.       Purchase and Sale of Securities.

         1.1      Firm Securities.

                  1.1.1 Purchase of Firm Securities. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters and the Underwriters agree to purchase from the Company 2,000,000 shares of the Company's Common Stock ("Common Stock") at a purchase price (net of discounts and commissions) of $4.55 per share and 2,000,000 Redeemable Common Stock Purchase Warrants ("Warrant(s)") at a purchase price of $.091 per Warrant, each Warrant to purchase one share of Common Stock at an initial purchase price of $6.00 per share commencing one year after the Effective Date (as hereinafter defined) until the fifth anniversary of the Effective Date (these shares of Common Stock and Warrants being referred to herein as "Firm Securities"), with 1,000,000 shares of Common Stock and 1,000,000 Warrants being sold to and purchased by each of GKN and Laidlaw.

                  1.1.2 Payment and Delivery. Delivery and payment for the Firm Securities shall be made at 10:00 A.M., New York time, on or before the third business day following the date that the Firm Securities commence trading or at such earlier time as the Underwriters shall determine, or at such other time as shall be agreed upon by the Underwriters and the Company at the offices

                                        1





of GKN or at such other place as shall be agreed upon by the Underwriters and the Company. The hour and date of delivery and payment for the Firm Securities are called the "Closing Date." Payment for the Firm Securities shall be made on the Closing Date at the Underwriters' election by wire transfer or by certified or bank cashier's check(s) in New York Clearing House funds, payable to the order of the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Securities for the account of the Underwriters. The Firm Securities shall be registered in such name or names and in such authorized denominations as the Underwriters may request in writing at least two full business days prior to the Closing Date. The Company will permit the Underwriters to examine and package the Firm Securities for delivery, at least one full business day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Securities except upon tender of payment by the Underwriters for all the Firm Securities.

         1.2      Over-Allotment Option.

                  1.2.1 Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Securities, the Underwriters are hereby granted an option to purchase up to an additional 300,000 shares of Common Stock and/or 300,000 Warrants from the Company ("Over-allotment Option"). Such additional 300,000 shares of Common Stock and 300,000 Warrants are hereinafter referred to as the "Option Securities." The Firm Securities and the Option Securities are, together with the shares of Common Stock issuable upon exercise of the Warrants, hereinafter referred to collectively as the "Public Securities." The purchase price to be paid for the Option Securities will be the same price per Option Security as the price per Firm Security set forth in Section 1.1.1 hereof.

                  1.2.2 Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Underwriters as to all or any part of the Option Securities at any time, from time to time, within forty-five business days after the effective date ("Effective Date") of the Registration Statement (as hereinafter defined). The Underwriters will not be under any obligation to purchase any Option Securities prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Underwriters, which must be confirmed by a letter or telecopy setting forth the number of Option Securities to be purchased, the date and time for delivery of and payment for the Option Securities and stating that the Option Securities referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Securities. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment will be the Closing Date. If such notice is given thereafter, the date set forth therein for such delivery and payment will not be earlier than five full business days after the date of the notice, unless we mutually agree to an earlier date. If such delivery and payment for the Option Securities does not occur on the Closing Date, the date and time of the closing for such Option Securities will be as set forth in the notice (hereinafter "Option Closing Date"). Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Securities specified in such notice.

                  1.2.3 Payment and Delivery. Payment for the Option Securities will be at the Underwriters' election by wire transfer or by certified or bank cashier's check(s) in New York Clearing House funds, payable to the order of the Company at the offices of GKN or at such other

                                        2





place as shall be agreed upon by the Underwriters and the Company upon delivery to you of certificates representing such securities for the Underwriters. The certificates representing the Option Securities to be delivered will be in such denominations and registered in such names as the Underwriters request not less than two full business days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Underwriters for inspection, checking and packaging at the aforesaid office of the Company's transfer agent or correspondent not less than one full business day prior to such Closing Date.

         1.3      Underwriters' Purchase Option.

                  1.3.1 Purchase Option. The Company hereby agrees to issue and sell to the Underwriters (and/or their designees) on the Closing Date, for an aggregate purchase price of $100, an option ("Underwriters' Purchase Option") exercisable for a period of four years commencing one year from the Effective Date, for the purchase of an aggregate of 200,000 shares of Common Stock ("Underwriters' Shares") at an initial exercise price of 165% of the initial offering price of a share of common stock (i.e., $8.25 per share of Common Stock) and/or 200,000 Warrants ("Underwriters' Warrants") at an initial exercise price of 165% of the initial offering price of a Warrant (i.e. $0.165 per Warrant). Each of the Underwriters' Shares and the Underwriters' Warrants is identical to the Firm Securities. The Underwriters' Purchase Option, the Underwriters' Shares, the Underwriters' Warrants and the shares of Common Stock issuable upon exercise of the Underwriters' Warrants are hereinafter referred to collectively as the "Underwriters' Securities." The Public Securities and the Underwriters' Securities are hereinafter referred to collectively as the "Securities."

                  1.3.2 Payment and Delivery. Delivery and payment for the Underwriters' Purchase Option shall be made on the Closing Date. The Company shall deliver to the Underwriters, upon payment therefor, certificates for the Underwriters' Purchase Option in the name or names and in such authorized denominations as the Underwriters may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

         2.1      Filing of Registration Statement.

                  2.1.1 Pursuant to the Act. The Company has filed with the Securities and Exchange Commission ("Commission") a registration statement and an amendment or amendments thereto, on Form SB-2 (No. 333-21401), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended ("Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act and the rules and regulations ("Regulations") of the Commission under the Act. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430A of the Regulations), is hereinafter called the "Registration Statement," and the form of the final prospectus dated the Effective Date (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the "Prospectus." The Registration Statement has been declared effective by the Commission on the date hereof.

                                        3




                  2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission a registration statement on Form 8-A (No. 0-________) providing for the registration under the Securities Exchange Act of 1934, as amended ("Exchange Act"), of the Common Stock and Warrants. Such registration of the Common Stock and Warrants has been declared effective by the Commission on the date thereof.

         2.2 No Stop Orders, Etc. Neither the Commission nor, to the best of the Company's knowledge, any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus or has instituted or, to the best of the Company's knowledge, threatened to institute any proceedings with respect to such an order.

         2.3      Disclosures in Registration Statement.

                  2.3.1 Securities Act and Exchange Act Representation. At the time the Registration Statement became effective and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus and any amendment or supplement thereto contained and will contain all material statements which are required to be stated therein in accordance with the Act and the Regulations, and conformed and will conform in all material respects to the requirements of the Act and the Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, during such time period and on such dates, contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, nor did they or will they contain any untrue statement of a material fact nor did they or will they omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

                  2.3.2 Disclosure of Contracts. The description in the Registration Statement and the Prospectus of contracts and other documents is accurate and presents fairly the information required to be disclosed and there are no contracts or other documents required to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement which have not been so described or filed. Each contract or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) which is referred to in the Pro spectus, or (ii) is material to the Company's business, has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its

                                       4





terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, as enforceability of any indemnification provision may be limited under the federal and state securities laws, and that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such contracts or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company's knowledge, any other party is in default thereunder and, to the best of the Company's knowledge, no event has occurred which, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates or will result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

                  2.3.3 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company within the three years prior to the date hereof, except as disclosed in the Registration Statement.

         2.4      Changes After Dates in Registration Statement.

                  2.4.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the results of operations, business or business prospects of the Company, including, but not limited to, a material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, whether or not arising in the ordinary course of business, and (ii) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the condition, financial or otherwise, or to the results of operations, business or business prospects of the Company.

                  2.4.2 Recent Securities Transactions, Etc. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

         2.5 Independent Accountants. BDO Seidman, LLP, whose report is filed with the Commission as part of the Registration Statement, are independent accountants as required by the Act and the Regulations.

         2.6 Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial information set forth in the Registration Statement

                                        5






reflects all significant assumptions and adjustments relating to the business and operations of the Company.

         2.7 Authorized Capital; Options; Etc. The Company had at the date or dates indicated in the Prospectus duly authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus. Based on the assumptions and adjustments stated in the Registration Statement and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in the Registration Statement and the Prospectus, on the Effective Date and on the Closing Date there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock of the Company, including any obligations to issue any shares pursuant to anti-dilution provisions, or any security convertible into shares of Common Stock of the Company, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

         2.8      Valid Issuance of Securities; Etc.

                  2.8.1 Outstanding Securities. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The outstanding options and warrants to purchase shares of Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The authorized Common Stock and outstanding options and warrants to purchase shares of Common Stock conform to all statements relating thereto contained in the Registration Statement and the Prospectus. The offers and sales of the outstanding Common Stock, options and warrants to purchase shares of Common Stock and promissory notes convertible into Common Stock were at all relevant times either registered or qualified under the Act and the applicable state securities or Blue Sky Laws or exempt from such registration requirements.

                  2.8.2 Securities Sold Pursuant to this Agreement. The Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the Underwriters' Purchase Option, the Underwriters'
Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and the Underwriters' Purchase Option, the Underwriters' Warrants and the Warrants will be enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws

                                        6






affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         2.9 Registration Rights of Third Parties. Except as set forth in the Prospectus, no holders of any securities of the Company or of any options or warrants of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company, and none of such holders have the right to include any of such securities in the Registration Statement.

         2.10 Validity and Binding Effect of Agreements. This Agreement, the Underwriters' Purchase Option, and the Warrant Agreement (as hereinafter defined) have been duly and validly authorized by the Company, and constitute, or when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         2.11 No Conflicts, Etc. The execution, delivery, and performance by the Company of this Agreement, the Underwriters' Purchase Option, and the Warrant Agreement, the consum mation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both, (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject; (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company; (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (iv) have a material adverse effect on any permit, license, certificate, registration, approval, consent, license or franchise concerning the Company.

         2.12 No Defaults; Violations. Except as described in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental


                                        7






agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except as described in the Prospectus.

         2.13     Corporate Power; Licenses; Consents.

                  2.13.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business as described in the Prospectus, and the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local rules and regulations. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact.

                  2.13.2 Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery, of the Securities pursuant to this Agreement, the Warrant Agreement and the Underwriters' Purchase Option, and as contemplated by the Prospectus, except with respect to applicable federal and state securities laws.

         2.14 Title to Property; Insurance. The Company has good and defensible title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable or arising by law. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar business.

         2.15 Litigation; Governmental Proceedings. Except as set forth in the Prospectus, there is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of, the Company which might materially and adversely affect the financial position, prospects, value or the operation or the properties or the business of the Company, or which questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal, domestic or foreign, naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or business is bound or subject.

         2.16 Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the state of its incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which ownership or leasing of any properties or the character of its operations requires such


                                        8





qualification or licensing, except where the failure to qualify would not have a material adverse effect on its properties or business.

         2.17 Taxes. The Company has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. The Company has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term "taxes" mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term "returns" means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

         2.18 Employees' Options. Except as set forth on Schedule 2.18, no shares of Common Stock are eligible for sale pursuant to Rule 701 promulgated under the Act.

         2.19     Transactions Affecting Disclosure to NASD.

                  2.19.1 Finder's Fees. Except as set forth on Schedule 2.19.1, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's, consulting or origination fee with respect to the introduction of the Company to the Underwriters or the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

                  2.19.2 Payments  Within Twelve Months.  Except as set forth on
Schedule 2.19.2, and other than payments to the Underwriters, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to
(i) any person, as a finder's fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) to any NASD member, or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member within the twelve month period prior to the date on which the Registration Statement was filed with the Commission ("Filing Date") or thereafter.

                  2.19.3 Use of Proceeds. None of the net proceeds of the offering will be paid by the Company to any participating NASD member or any affiliate or associate of any NASD member, except as specifically authorized herein.

                  2.19.4  Insiders'  NASD  Affiliation.  Except  as set forth on
Schedule 2.19.4, no officer or director of the Company or owner of any of the Company's unregistered securities has any direct

                                        9






or indirect affiliation or association with any NASD member. The Company will advise the Underwriters and the NASD if any stockholder of the Company becomes, directly or indirectly, an affiliate or associated person of an NASD member participating in the offering.

         2.20 Foreign Corrupt Practices Act. Neither the Company nor any of its officers, directors, employees or agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Prospectus or
(iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The internal accounting controls and procedures of the Company are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

         2.21 Nasdaq Eligibility. As of the Effective Date, the Public Securities have been approved for designation upon notice of issuance on the Nasdaq SmallCap Market ("Nasdaq").

         2.22 Intangibles. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patents and patent applications, copyrights and other rights (collectively, "Intangibles") described as being licensed to or owned by it in the Registration Statement. The Company's Intangibles which have been registered in the United States Patent and Trademark Office have been fully maintained and are in full force and effect. There is no claim or action by any person pertaining to, or proceeding pending or, to the best of the Company's knowledge, threatened and the Company has not received any notice of conflict with the asserted rights of others which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business except as described in the Prospectus. The Intangibles and the Company's current products, services and processes do not infringe on any Intangibles held by any third party. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company.

         2.23     Relations With Employees.

                  2.23.1 Employee Matters. The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state and local laws and regulations respecting the employment of its employees and employment practices, terms and conditions of employment and wages and hours relating thereto. To the best of the Company's knowledge, there are no pending investigations involving the Company by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state and local laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any predecessor entity, and none has ever occurred. No question concerning representation exists respecting the employees of the Company and no

                                       10





collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, if any.

                  2.23.2 Employee Benefit Plans. Other than as set forth in the Registration Statement, the Company neither maintains, sponsors nor contributes to, nor is it required to contribute to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute to, and has at no time maintained or contributed to, a defined benefit plan, as defined in Section 3(35) of ERISA. If the Company does maintain or contribute to a defined benefit plan, any termination of the plan on the date hereof would not give rise to liability under Title IV of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended ("Code"), which could subject the Company to any tax penalty for prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multi-employer plan."

         2.24 Officers' Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

         2.25 Warrant Agreement. The Company has entered into a warrant agreement with respect to the Warrants and the Underwriters' Warrants substantially in the form filed as an exhibit to the Registration Statement ("Warrant Agreement") with Continental Stock Transfer & Trust Company, in form and substance satisfactory to the Underwriters, providing for, among other things, (i) no redemption of the Warrants without the consent of the Underwriters and (ii) the payment of a warrant solicitation fee as contemplated by Section 3.10 hereof.

         2.26     Agreements With Insiders.

                  2.26.1 Lock-Up Agreements. The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which all of the officers and directors of the Company (including their family members and affiliates) and all holders of at least two percent (2%) of the outstanding Common Stock of the Company or warrants or options to purchase, or other securities convertible into, two percent (2%) or more of the outstanding Common Stock, calculated with reference to the number of outstanding shares immediately prior to the Effective Date, ("Insiders") agree not to sell any shares of Common Stock or warrants or options to purchase, or other securities convertible into Common Stock, owned by them (either pursuant to Rule 144 of the Regulations or otherwise) for a period of 13 months following the Effective Date except with the prior consent of GKN.

                  2.26.2 Right of First Refusal and Rule 144 Sales. The Company has caused to be executed legally binding and enforceable agreements pursuant to which each of its officers, directors and stockholders holding five percent (5%) or more of the Company's outstanding stock has granted to GKN the rights described in Section 7.2 of this Agreement.

         2.27 Subsidiaries. The representations and warranties made by the Company in this Agreement shall, in the event that the Company has one or more subsidiaries (a "subsidiary(ies)")

                                       11



also apply and be true with respect to each subsidiary, individually and taken as a whole with the Company and all other subsidiaries, as if each representation and warranty contained herein made specific reference to the subsidiary each time the term "Company" was used.

         2.28 Unaudited Financials. The Company has furnished to the Underwriters as early as practicable prior to the date hereof a copy of the latest available unaudited interim financial statements ("Unaudited Financials") of the Company (which in no event shall be as of a date more than thirty days prior to the Effective Date) which have been read by the Company's independent accountants, as stated in their letter to be furnished pursuant to Section 4.3 hereof.

3.       Covenants of the Company.  The Company covenants and agrees as follows:

         3.1 Amendments to Registration Statement. The Company will deliver to the Underwriters, prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Underwriters shall reasonably object.

         3.2      Federal Securities Laws.

                  3.2.1 Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a Prospectus relating to the Securities is required to be delivered under the Act any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the
Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

                  3.2.2 Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Underwriters) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

                  3.2.3 Exchange Act Registration. For a period of five years from the Effective Date, the Company will use its best efforts to maintain the registration of the Common Stock and Warrants under the provisions of Section 12 of the Exchange Act.

         3.3 Blue Sky Filing. The Company will endeavor in good faith, in cooperation with the Underwriters, at or prior to the time the Registration Statement becomes effective, to qualify the

                                       12





Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

         3.4 Delivery to the Underwriters of Prospectuses. The Company will deliver to the Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to you two original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

         3.5 Events Requiring Notice to the Underwriters. The Company will notify the Underwriters immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) of the receipt of any comments or request for any additional information from the Commission, and
(vi) of the happening of any event during the period described in Section 3.4 hereof which, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

         3.6 Review of Financial Statements. For a period of five years from the Effective Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company's Form 10-Q quarterly reports and the mailing of quarterly financial information to stockholders.

         3.7 Reserved.

         3.8 Secondary Market Trading and Standard & Poor's. The Company will take all necessary and appropriate actions to achieve accelerated publication in Standard and Poor's Corporation Records Corporate Descriptions (within thirty
(30) days after the Effective Date) and to maintain such publication with updated quarterly information for a period of five years from the Effective Date, including the payment of any necessary fees and expenses. The Company shall take such action as may be reasonably requested by the Underwriters to obtain a secondary

                                       13



market trading exemption in such states as may be requested by the Underwriters, including the payment of any necessary fees and expenses and the filing of a Form (e.g. 25101(b)) for secondary market trading in the State of California on the Effective Date or as soon thereafter as is permissible.

         3.9 Nasdaq Maintenance. For a period of five years from the date hereof, the Company will use its best efforts to maintain the quotation on Nasdaq of the Common Stock and Warrants and, if the Company satisfies the inclusion standards of the Nasdaq National Market System, apply for and maintain quotations on the Nasdaq National Market System of such securities during such period.

         3.10     Warrant   Solicitation   and   Registration  of  Common  Stock
Underlying the Warrants.

                  3.10.1 Warrant Solicitation and Warrant Solicitation Fees. The Company hereby engages the Underwriters, on a non-exclusive basis, as its agents for the solicitation of the exercise of the Warrants. The Company, at its cost, will (i) assist the Underwriters with respect to such solicitation, if requested by the Underwriters and will (ii) provide to the Underwriters, and direct the Company's transfer and warrant agent to provide to the Underwriters, lists of the record and, to the extent known, beneficial owners of the Company's Warrants. Commencing one year from the Effective Date, the Company will pay to the Underwriters a commission of five percent of the Warrant exercise price for each Warrant exercised, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, if allowed under the rules and regulations of the NASD and only if the Underwriters have provided bona fide services to the Company in connection with the exercise of Warrants and have received written confirmation from the holder that Laidlaw or GKN has solicited such exercise. In addition to soliciting, either orally or in writing, the exercise of Warrants, such services may also include disseminating information, either orally or in writing, to Warrantholders about the Company or the market for the Company's securities, and the assisting in the processing of the exercise of Warrants. The Underwriters may engage sub-agents who are members of the NASD in its solicitation efforts, provided, however, nothing herein shall obligate the Company to make any payment to any such sub-agent. The Company will disclose the arrangement to pay such solicitation fees to the Underwriters in any prospectus used by the Company in connection with the registration of the shares of Common Stock underlying the Warrants. The Company shall not be obligated to reimburse the Underwriters for any of their expenses incurred in connection with such solicitation.

                  3.10.2 Registration of Common Stock. The Company agrees that prior to the date that the Warrants become exercisable, it shall file with the Commission a post-effective amendment to the Registration Statement, if possible, or a new registration statement, to register, under the Act, and it shall take such action as is necessary to qualify for sale, in those states in which the Warrants were initially offered by the Company, the Common Stock issuable upon exercise of the Warrants. In either case, the Company shall cause the same to become effective at or prior to the date that the Warrants become exercisable, and maintain the effectiveness of such registration statement and keep current a prospectus thereunder and maintain such qualification until the expiration of the Warrants in accordance with the provisions of the Warrant Agreement.

         3.11     Reserved.

                                       14






         3.12     Reports to the Underwriters.

                  3.12.1 Periodic Reports, Etc. For a period of five years from the Effective Date, the Company will promptly furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Company from time to time files with any governmental authority or furnishes generally to holders of any class of its securities, and promptly furnish to the Underwriters (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company, (iii) copies of each Form SR, (iv) a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, (v) a copy of monthly statements setting forth such information regarding the Company's results of operations and financial position (including balance sheet, profit and loss statements and data regarding outstanding purchase orders) as is regularly prepared by management of the Company, and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Underwriters may from time to time reasonably request.

                  3.12.2 Transfer Sheets and Weekly Position Listings. For a period of five years from the Closing Date, the Company will furnish to the Underwriters at the Company's sole expense such transfer sheets and position listings of the Company's securities as the Underwriters may request, including the daily, weekly and monthly consolidated transfer sheets of the transfer agent of the Company and the weekly position listings of the Depository Trust Company.

                  3.12.3 Secondary Market Trading Memorandum. Until such time as the Securities are listed or quoted, as the case may be, on one of the following: the New York Stock Exchange, the American Stock Exchange or Nasdaq National Market, the Company shall cause the Underwriters' legal counsel to deliver to the Underwriters on the Effective Date a written opinion detailing those states in which Securities may be traded in non-issuer transactions under the Blue Sky laws of the fifty states ("Secondary Market Trading Memorandum") and to update such memorandum as reasonably requested by the Underwriters. The Company shall pay to the Underwriters' legal counsel a one-time fee of $5,000 for such services at the Closing.

         3.13 Underwriters' Purchase Option. On the Closing Date, the Company will execute and deliver the Underwriters' Purchase Option to the Underwriters substantially in the form filed as an exhibit to the Registration Statement.

         3.14 Disqualification of Form SB-2. For a period equal to five years from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration of the Warrants and the Underwriters' Purchase Option and the securities issuable upon exercise of those securities under the Act.

         3.15     Payment of Expenses.

                  3.15.1 General Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to
(i) the preparation, printing, filing, delivery and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Prospectus and the Preliminary Prospectuses and the printing and mailing of this Agreement and related

                                       15





documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (ii) the printing, engraving, issuance and delivery of the shares of Common Stock, the Warrants and the Underwriters' Purchase Option, including any transfer or other taxes payable thereon, (iii) the qualification of the Securities under state or foreign securities or Blue Sky laws, including the filing fees under such Blue Sky laws, the costs of printing and mailing the "Preliminary Blue Sky Memorandum," and all amendments and supplements thereto, fees (not to exceed $35,000) and disbursements of the Underwriters' counsel, and fees and disbursements of local counsel, if any, retained for such purpose, and a one-time fee of $5,000 payable to the
Underwriters' counsel for the preparation of the Secondary Market Trading Memorandum, (iv) costs associated with applications for assignments of a rating of the Securities by qualified rating agencies, (v) filing fees, costs and expenses (including fees (not to exceed $5,000) and disbursements for the Underwriters' counsel) incurred in registering the offering with the NASD, (vi) costs of placing "tombstone" advertisements in The Wall Street Journal, The New York Times and a third publication to be selected by the Underwriters, (vii) fees and disbursements of the transfer and warrant agent, (viii) the Company's expenses associated with "due diligence" meetings arranged by the Underwriters;
(ix) the preparation, binding and delivery of transaction "bibles," in number, form and style reasonably satisfactory to the Underwriters and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Underwriters, (x) any listing of the Securities on Nasdaq, and any securities exchange or any listing in Standard & Poor's, (xi) fees and disbursements of any counsel engaged to review the Company's intellectual property rights, and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.15.1. The Underwriters may deduct from the net proceeds of the offering payable to the Company on the Closing Date, or the Option Closing Date, if any, the expenses set forth herein to be paid by the Company to the Underwriters and/or to third parties.

                  3.15.2 Non-Accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.15.1, it will pay to the Underwriters a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Securities, of which $60,000 has been paid to date, and the Company will pay the balance on the Closing Date and any additional monies owed attributable to the Option Securities or otherwise on the Option Closing Date by certified or bank cashier's check or, at the election of the Underwriters, by deduction from the proceeds of the offering contemplated herein. If the offering contemplated by this Agreement is not consummated for any reason whatsoever then the following provisions shall apply: The Company's liability for payment to the Underwriters of the non-accountable expense allowance shall be equal to the sum of the Underwriters' actual out-of-pocket expenses (including, but not limited to, counsel fees, "road- show" and due diligence expenses). The Underwriters shall retain such part of the non-accountable expense allowance previously paid as shall equal such actual out-of-pocket expenses. If the amount previously paid is insufficient to cover such actual out-of-pocket expenses, the Company shall remain liable for and promptly pay any other actual out-of-pocket expenses. If the amount previously paid exceeds the amount of actual out-of-pocket expenses, the Underwriters shall promptly remit to the Company any such excess.

         3.16 Application of Net Proceeds. The Company will apply the net proceeds from the offering received by it in a manner consistent with the application described under the caption "Use of Proceeds" in the Prospectus. The Company hereby agrees that, except as so described, the

                                       16






Company will not apply any net proceeds from the offering to pay (i) any debt for borrowed funds, or (ii) any debt or obligation owed to any Insider.

         3.17 Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.

         3.18 Key Person Life Insurance. The Company will maintain key person life insurance in an amount no less than $1,000,000 on the life of Lorrin G. Gale and pay the annual premiums therefor naming the Company as the sole beneficiary thereof for at least three years following the Effective Date.

         3.19 Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or stockholders has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         3.20 Internal Controls. The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         3.21 Accountants and Lawyers. For a period of five years from the Effective Date, the Company shall retain independent public accountants and securities lawyers acceptable to the Underwriters. Accountants BDO Seidman, LLP and lawyers Warner & Stackpole LLP are acceptable to the Underwriters.

         3.22 Transfer Agent. For a period of five years from the Effective Date, the Company shall retain a transfer agent for the Common Stock and Warrants acceptable to the Underwriters. Continental Stock Transfer & Trust Company ("Transfer Agent") is acceptable to the Underwriters.

         3.23 Sale of Securities. The Company agrees not to permit or cause a private or public sale or private or public offering of any of its securities (in any manner, including pursuant to Rule 144 under the Act) owned nominally or beneficially by the Insiders for a period of 13 months following the Effective Date without obtaining the prior written approval of GKN.

         3.24 Exercise Price of Options. The Company will not grant any option pursuant to the Company's 1995 Stock Option Plan at an exercise price less than 85% of the fair market value of the Common Stock on the date of the grant.

                                       17





4. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

         4.1      Regulatory Matters.

                  4.1.1 Effectiveness of Registration Statement. The Registration Statement has been declared effective on the date of this Agreement and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for such purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Graubard Mollen & Miller, counsel to the Underwriters.

                  4.1.2 NASD Clearance. By the Effective Date, the Underwriters shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

                  4.1.3 No Blue Sky Stop Orders. No order suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to
Section 3.3 hereof shall have been issued on either on the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

         4.2      Company Counsel Matters.

                  4.2.1 Effective Date Opinion of Counsel. On the Effective Date, the Underwriters shall have received the favorable opinion of Warner & Stackpole LLP, counsel to the Company, dated the Effective Date, addressed to the Underwriters and in form and substance satisfactory to Graubard Mollen & Miller, counsel to the Underwriters, to the effect that:

                           (i)     The  Company has been duly  organized  and is
validly existing as a corporation and is in good standing under the laws of its state of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which it owns or leases any real property or the character of its operations requires such qualification or licensing.

                           (ii)    The Company has all requisite corporate power
and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental or regulatory officials and bodies to own or lease its properties and conduct its business as described in the Prospectus, and the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations. The Company has all corporate power and authority to enter into this Agreement, the Warrant Agreement, the Underwriters' Purchase Option and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consents, approvals, authorizations or orders of, and no filing with any court or governmental agency or body (other than

                                       18






such as may be required under the Act and applicable Blue Sky laws), is required for the valid authorization, issuance, sale and delivery of the Securities, and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement and the Underwriters' Purchase Option, and as contemplated by the Prospectus or if so required, all such authorizations, approvals, consents, orders, registrations, licenses and permits have been duly obtained and are in full force and effect and have been disclosed to the Underwriters.

                           (iii)   All issued and outstanding  securities of the
Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or, to the best of such counsel's knowledge after due inquiry, similar contractual rights granted by the Company. The outstanding options and warrants to purchase shares of Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The offers and sales of the outstanding Common Stock, options and warrants to purchase shares of Common
Stock and promissory notes convertible into Common Stock were at all relevant times either registered under the Act and the applicable state securities or Blue Sky Laws or exempt from such registration requirements. The authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus.

                           (iv)    The Securities have been duly authorized and,
when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or, to the best of such counsel's knowledge after due inquiry, similar contractual rights granted by the Company. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken. When issued, the Underwriters' Purchase Option, the Underwriters'
Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants, the Underwriters' Purchase Option, and the Underwriters' Warrants, when issued, in each case, will be enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form.

                           (v)     To the best of such counsel's knowledge after
due inquiry, except as set forth in the Prospectus, no holders of any securities of the Company or of any options, warrants or securities of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company

                                       19




under the Act or to include any such securities in a registration statement to be filed by the Company, including the Registration Statement.

                           (vi)    To the  best  of  such  counsel's  knowledge,
after due inquiry, the shares of Common Stock and the Warrants are eligible for quotation on Nasdaq.

                           (vii)   This Agreement,  the  Underwriters'  Purchase
Option and the Warrant Agreement have each been duly and validly authorized and, when executed and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification provisions may be limited under the federal and state securities laws, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                           (viii)  The  execution,  delivery and  performance by
the Company of this Agreement, the Underwriters' Purchase Option and the Warrant Agreement, the issuance and sale of the Securities, the consummation of the transactions contemplated hereby and thereby and the compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any material mortgage, deed of trust, note, indenture, loan, contract, commitment or other material agreement or instrument of which such counsel has knowledge and to which the Company is a party or by which the Company or any of its properties or assets may be bound, (b) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company, (c) violate any judgment, order or decree of which such counsel has knowledge, statute, rule or regulation applicable to the Company of any court, domestic or foreign, or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets, or (d) have a material adverse effect on any permit, certification, registration, approval, consent, license or franchise of the Company.

                           (ix)    The Registration Statement,  each Preliminary
Prospectus and the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and Regulations. The Securities and all other securities issued or issuable by the Company conform in all respects to the description thereof contained in the Registration Statement and the Prospectus. The statements in the Prospectus under "Business," "Management," "Certain Transactions," "Risk Factors," Principal Stockholders," "Description of
Securities" and "Shares Eligible for Future Sale" have been reviewed by such counsel, and insofar as they contain descriptions of law, statutes, licenses, rules or regulations or legal conclusions are correct in all material respects. No statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required, nor are any contracts or documents of which such counsel has knowledge of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement not so described or filed as required.

                                       20






                             (x)   Counsel has  participated in conferences with
officers  and  other  representatives  of the  Company,  representatives  of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise set forth in counsel's opinion), no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

                             (xi)  The Registration Statement is effective under
the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.

                             (xii) The Company has good and defensible title to,
or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) stated in the Prospectus to be owned or leased by it, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

                            (xiii) Except as described in the Prospectus, to the
best of such counsel's knowledge, no default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject, except where such defaults, either singly or in the aggregate, would not have a material adverse effect on the Company or its operations. The Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws. The Company is not in violation of any judgment, order or decree of which such counsel has knowledge, franchise, license, permit, law, rule or regulation applicable to the Company, of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except where such violations, either singly or in the aggregate, would not have a material adverse effect on the Company or its operations.

                           (xiv)   To the best of such counsel's knowledge after
due inquiry, the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, other than as described in the Prospectus, the requisite licenses or other rights to use all Intangibles and other rights necessary to conduct its business (including, without limitation, any such licenses or rights described in the Prospectus as being licensed to, owned or possessed by the Company), and there is no claim or action by any person pertaining to, or proceeding, pending or, to the best of such counsel's knowledge after due inquiry, threatened, which challenges the exclusive rights of the Company with respect to any Intangibles used in the

                                       21





conduct of its business (including without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company); to the best of such counsel's knowledge after due inquiry, the Company's current products, services and processes do not infringe on any Intangibles held by third parties except as discussed in the Prospectus.

                           (xv)    To the best of such counsel's knowledge after
due inquiry, except as described in the Prospectus, the Company does not own an interest in any corporation, partnership, joint venture, trust or other business entity.

                           (xvi)   To the best of such counsel's knowledge after
due inquiry, except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or threatened against the Company, which might result in any material and adverse change in the condition (financial or otherwise), business or prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

                           (xvii)  To the best of such counsel's knowledge after
due inquiry, neither the Company, nor its officers, employees, agents or other persons acting on their behalf has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer or supplier, any employee or agent of a customer or supplier, any official or employee of any governmental agency or body (domestic or foreign), any political party or candidate for office (domestic or foreign) or any other person who was, is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (a) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in the financial statements contained in the Registration Statement or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

                           (xviii) To the best of such counsel's knowledge after
due inquiry, except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangements or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriters' compensation, as determined by the NASD.

                  Unless the context clearly indicates otherwise, the term "Company" as used in this Section 4.2.1 shall include each subsidiary of the Company. The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

                  4.2.2 Closing Date and Option Closing Date Opinion of Counsel. On each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received the favorable opinion of Warner & Stackpole LLP, counsel to the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters and in form and

                                       22





substance satisfactory to Graubard Mollen & Miller, counsel to the Underwriters, confirming as of the Closing Date and, if applicable, the Option Closing Date, the statements made by Warner & Stackpole LLP in its opinion delivered on the Effective Date.

                  4.2.3 Reliance. In rendering such opinion, such counsel may rely (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel, familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' counsel if requested. Any opinion relied upon by counsel for the Company shall include a statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.

                  4.2.4 Secondary Market Trading Memorandum. On the Effective Date the Underwriters shall have received the written Secondary Market Trading Memorandum.

         4.3 Cold Comfort Letter. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a letter, addressed to the Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to you and to Graubard Mollen & Miller, counsel for the Underwriters, from BDO Seidman, LLP, dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

                           (i)     confirming    that   they   are   independent
accountants with respect to the Company within the meaning of the Act and the applicable Regulations;

                           (ii)    stating that in their  opinion the  financial
statements of the Company included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

                           (iii)   stating  that,  based on the  performance  of
procedures specified by the American Institute of Certified Public Accountants for a review of the latest available unaudited interim financial statements of the Company (as described in Statement on Auditing Standards ("SAS") No. 71 -- "Interim Financial Information"), with an indication of the date of the latest available unaudited interim financial statements, a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or any material modification should be made to the unaudited interim financial statements included in the Registration Statement for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, (b) at a date not later than five days prior to the

                                       23







Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity of the Company as compared with amounts shown in the December 31, 1996 balance sheet included in the Registration
Statement,  other  than as set  forth  in or  contemplated  by the  Registration
Statement, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from December 31, 1996 to a specified date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;






                           (iv)    setting forth,  at a date not later than five
days prior to the Effective Date, the amount of liabilities of the Company (including a break-down of commercial papers and notes payable to banks);

                           (v)     stating  that  they  have  compared  specific
dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, and work sheets, of the Company with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                           (vi)    stating   that  they  have  not   during  the
immediately preceding five year period brought to the attention of the Company's management any reportable condition related to internal structure, design or operation as defined in SAS No. 60 -- "Communication of Internal Control
Structure Related Matters Noted in an Audit," in the Company's internal controls; and

                           (vii)   statements as to such other matters  incident
to the transaction contemplated hereby as you may reasonably request.

         4.4      Officers' Certificates.

                  4.4.1 Officers' Certificate. At each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the President and the Chief Financial Officer of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Underwriters will have received such other and further certificates of officers of the Company as the Underwriters may reasonably request.

                                       24





                  4.4.2 Secretary's Certificate. At each of the Closing Date and the Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying
(i) that the By-Laws and Certificate of Incorporation, as amended, of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission, (iv) all correspondence between the Company or its counsel and the NASD concerning inclusion of the Securities on Nasdaq, and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

         4.5 No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no material adverse change or development involving a prospective material change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus, (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company, taken as a whole, (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness which default would have a material adverse effect on the Company,
(iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus, (v) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or affecting any of its property or business before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus, (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission, and (vii) the Registration Statement and the Prospectus and any amendments or supplements thereto contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.6 Delivery of Underwriters' Purchase Option. The Company has delivered to the Underwriters an executed copy of the Underwriters' Purchase Option.

         4.7 Opinion of Counsel for the Underwriters. All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and to Graubard Mollen & Miller, counsel to the Underwriters, and you shall have received from such counsel a favorable opinion, dated the Closing Date and the Option Closing Date, if any, with respect to such of these proceedings as you may reasonably require. On or prior to the Effective Date, the Closing Date and the Option Closing Date, as the case may be, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 4.7, or in order to evidence the accuracy,

                                       25





completeness or satisfaction of any of the representations, warranties or conditions herein contained.

5.       Indemnification.

         5.1      Indemnification of the Underwriters.

                  5.1.1 General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters, their respective directors, officers, agents and employees and each person, if any, who controls an Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, whether arising out of any action between the Underwriters and the Company or between the Underwriters and any third-party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Underwriters' Purchase Option; or (iii) any application or other document or written communication (in this Section 5 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify the Underwriters of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Registration Statement or Prospectus.

                  5.1.2 Procedure. If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the approval of the Underwriters) and payment of actual expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless
(i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or (ii) the Company shall not have employed counsel to have charge of the defense of such action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall

                                       26






not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys selected by the Underwriter or Underwriters and/or controlling person shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if an Underwriter or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

         5.2 Indemnification of the Company. The Underwriters, severally and not jointly, agree to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions directly relating to the transactions effected by the Underwriters in connection with this offering made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any application in reliance upon, and in strict conformity with, written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or in any such application. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.

         5.3      Contribution.

                  5.3.1 Contribution Rights. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this
Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3, neither Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each director, officer and employee of an

                                       27





Underwriter, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter.

                  5.3.2 Contribution Procedure. Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("contributing party"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding which was effected by the party seeking contribution without the written consent of the contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

6. Default by an Underwriter. If either Underwriter shall default in its obligations to purchase Securities hereunder, the non-defaulting Underwriter may, in its discretion, arrange for itself or another party or parties to purchase such Securities on the terms contained herein. In the event that within one business day after such default the non-defaulting Underwriter does not arrange for the purchase of the shares of Common Stock and Warrants as to which such default relates, this Agreement may be terminated by the non-defaulting Underwriter or the Company (but only with respect to the obligations relating to the Option Securities if such default occurs after the Closing Date) without liability on the part of the Company (except as provided in Sections 3.15 and 5.1 hereof) or the non-defaulting Underwriter, but nothing herein shall relieve the defaulting Underwriter of its liability, if any, to the non-defaulting Underwriter and to the Company for damages occasioned by its default.

7.       Additional Covenants.

         7.1 Attendance at Board Meetings. For a period of three years from the Effective Date, GKN shall be permitted to select a designee to attend all meetings of the Board of Directors, but who will not be entitled to vote at such meetings. The Company agrees to give GKN written notice of each such meeting and to provide GKN with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors. The Company shall reimburse the designee of GKN for its out-of-pocket expenses incurred in connection with its attendance at the Company's Board meetings, including, but not limited to, food, lodging and transportation.


                                       28



         7.2 Rule 144 Sales. During the 18 month period following the Effective Date, GKN shall have the right to purchase for its account or to sell for the account of the Company's officers, directors and stockholders owning five percent (5%) or more of the Company's outstanding stock any securities sold pursuant to Rule 144 under the Act. Each of the officers, directors and Principal Stockholders ("144 Sellers") will agree to consult with GKN with regard to any such sales and will offer GKN the exclusive opportunity to purchase or sell such securities on terms at least as favorable to the 144 Sellers as they can secure elsewhere. If GKN fails to accept in writing any such proposal for sale by the 144 Sellers within two business days after receipt of a notice containing such proposal, then GKN shall have no claim or right with respect to any such sales contained in any such notice. If, thereafter, such proposal is modified in any material respect, the 144 Sellers shall adopt the same procedures as with respect to the original proposal.

         7.3 Press Releases. The Company will not issue a press release or engage in any other publicity until 25 days after the Effective Date without the Underwriters' prior written consent.

         7.4 Form S-8 or any Similar Form. The Company shall not file a Registration Statement on Form S-8 (or any similar or successor form) for the registration of shares of Common Stock underlying stock options for a period of one year from the Effective Date without the Underwriters' prior written consent.

         7.5      [Omitted].

         7.6      [Omitted].

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Dates and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9.       Effective Date of This Agreement and Termination Thereof.

         9.1 Effective Date. This Agreement shall become effective on the Effective Date at the time that the Registration Statement is declared effective.

         9.2 Termination. You shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, general securities

                                       29





markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, The Boston Stock Exchange or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war or major hostilities, or
(iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your opinion, make it inadvisable to proceed with the delivery of the Securities, or (vii) if Lorrin
G. Gale shall no longer serve the Company in his present capacity, or (viii) if the Company has breached any of its representations, warranties or obligations hereunder, or (ix) if the Underwriters shall have become aware after the date hereof of such a material adverse change in the condition (financial or otherwise), business, or prospects of the Company, or such adverse material change in general market conditions, as in the Underwriters' judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Securities or to enforce contracts made by the Underwriters for the sale of the Securities.

         9.3 Notice. If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 9, the Company shall be notified on the same day as such election is made by you by telephone or telecopy, confirmed by letter.

         9.4 Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the expenses related to the transactions contemplated herein shall be governed by
Section 3.15 hereof.

         9.5 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of
Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.      Miscellaneous.

         10.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed

If to the Underwriters:

         GKN Securities Corp.
         61 Broadway
         12th Floor
         New York, New York 10006
         Attention: Andrew G. Lazarus, Assistant Vice President

         and


                                       30






         Laidlaw Equities, Inc.
         100 Park Avenue
         New York, New York 10017
         Attention: James Cahill, Managing Director

            Copy to:

         Graubard Mollen & Miller
         600 Third Avenue
         New York, New York 10016-2097
         Attention:  David Alan Miller, Esq.

If to the Company:

         Augment Systems, Inc.
         2 Robbins Road
         Westford, Massachusetts 01886-4113
         Attention: Lorrin G. Gale, President and Chief Executive Officer

            Copy to:

         Warner & Stackpole LLP
         75 State Street
         Boston, Massachusetts 02109
         Attention: Michael A. Hickey, Esq.


         10.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

         10.3 Amendment. This Agreement may be amended only by a written instrument executed by each of the parties hereto.

         10.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

         10.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

         10.6 Governing Law, Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York, without giving effect to conflicts of law. The Company hereby agrees that any action, proceeding or claim against it arising out of,

                                       31







relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section
10.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         10.7 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

         10.8 Waiver, Etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

                  If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                         Very truly yours,

                                         AUGMENT SYSTEMS, INC.


                                         By:
                                            -------------------------------
                                            Name: Lorrin G. Gale
                                            Title: President and Chief Executive
                                                     Officer



                                       32






Accepted as of the date first
above written.

New York, New York

GKN SECURITIES CORP.


By:
   --------------------------------
   Name:
   Title:

LAIDLAW EQUITIES, INC.



By:
   --------------------------------
   Name:
   Title:



                                       33